Exhibit 99.1

GOLDEN NUGGET ONLINE GAMING SECURES ILLINOIS MARKET ACCESS

HOUSTON (November 19, 2020) – Golden Nugget Online Gaming, Inc. (“GNOG”) announced today that it has entered into a definitive agreement with Danville Development, LLC (“Danville Development”) for market access to the State of Illinois for online sports wagering and I-gaming (when legalized). According to the agreement, Golden Nugget, LLC (“Golden Nugget”) will enter into a joint venture agreement with Wilmot Gaming Illinois, LLC (“Wilmot”) to build a new casino in Danville, Illinois, pending obtaining all regulatory approvals. The casino, when opened, will be branded Golden Nugget and feature a Landry’s restaurant steakhouse. Danville Development is a joint venture between Wilmot and GN Danville, LLC, a wholly owned subsidiary of Golden Nugget.

Under the definitive agreement, GNOG holds the exclusive right to offer online sports wagering and, if permitted by law in the future, online casino wagering. In addition, GNOG has committed to provide a mezzanine loan in the amount of $30 million to Danville Development for the development and construction of the casino. GNOG’s market access agreement is for a term of 20 years and requires GNOG to pay Danville Development a percentage of its online net gaming revenue, subject to minimum royalty payments over the term.

“Wilmot is pleased to deliver Golden Nugget and GNOG to the City of Danville and is excited to partner with Tilman J. Fertitta. The Golden Nugget is a nationally recognized brand and strengthens the submission, provides additional opportunities, and upgrades the overall project. The Wilmot family would also like to personally acknowledge the efforts and support of the City Council and Mayor of Danville, IL; without their diligence and attention to detail this project would not be possible,” said James A. Wilmot, Vice President of Wilmot.

“This is Golden Nugget’s first joint venture on a casino project, and we are honored to be the one selected amongst numerous bidders for this opportunity by the Wilmot family after a highly competitive process. Having the ability to grow the Golden Nugget brand in Illinois in both the online and land based markets is an exciting opportunity,” said Tilman J. Fertitta, owner and CEO of Golden Nugget and GNOG.

Thomas Winter, President of GNOG added, “we are thrilled to gain market access in Illinois, the 5th most populous US state and the largest to have regulated mobile wagering to date. This is a tremendous opportunity for us to further increase our US footprint and deliver on our ambitious growth plans. We look forward to bringing our award-winning online offerings to the Prairie State.”

About GNOG

Golden Nugget Online Gaming, Inc. is a leading online gaming company that is owned by a company wholly owned by Tilman J. Fertitta. It is considered a market leader by its peers and was first to bring Live Dealer and Live Casino Floor to the United States online gaming market. GNOG was the recipient of 15 eGaming Review North America Awards, including the coveted “Operator of the Year” award in 2017, 2018, 2019 and 2020.

About Golden Nugget

Golden Nugget, LLC, indirectly wholly-owned by Tilman J. Fertitta, through subsidiaries and affiliates, currently operates five Golden Nugget Hotels and Casinos which are located in Las Vegas and Laughlin, Nevada; Atlantic City, New Jersey; Biloxi, Mississippi; and Lake Charles, Louisiana. Golden Nugget’s subsidiary, Landry's, LLC, is a national, diversified restaurant, hospitality and entertainment company engaged in the ownership and operation of high-end and casual dining restaurants, as well as other specialty hospitality and entertainment businesses.

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About Wilmot

Wilmot Gaming Illinois, LLC, is a privately held subsidiary of Wilmorite, a leading family owned and operated commercial real estate and casino development and management company. The casino development portfolio includes First Council Casino, Oklahoma, Harrah’s Northern California, and Del Lago Casino, NY.

About Landcadia Holdings II, Inc.

Landcadia Holdings II, Inc. (“Landcadia II”) is a company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses that is co-sponsored by Fertitta Entertainment, Inc. and Jefferies Financial Group Inc.

Important Information About the Proposed Transaction and Where to Find It

Landcadia II has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC for Landcadia II’s stockholder meeting to be held in connection with the previously announced business combination with GNOG.  Landcadia II's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments, when available, thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed transaction, as these materials will contain important information about GNOG, Landcadia II and the proposed transaction.  The definitive proxy statement and other relevant materials for the stockholder meeting will be mailed to stockholders of Landcadia II as of the record date for the meeting which record date is October 29, 2020. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, when available, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation

Landcadia II and its directors and executive officers may be deemed participants in the solicitation of proxies from Landcadia II's stockholders with respect to the proposed transaction.  A list of the names of those directors and executive officers and a description of their interests in Landcadia II is contained in Landcadia II's preliminary proxy statement, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.  Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed transaction when available.

GNOG and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Landcadia II in connection with the proposed transaction.  A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the definitive proxy statement for the proposed transaction when available.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.  Landcadia II's and GNOG's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events.  Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, GNOG's expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction.  These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.  Most of these factors are outside Landcadia II's and GNOG's control and are difficult to predict.  Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement for the proposed transaction (the “Purchase Agreement”), (2) the outcome of any legal proceedings that may be instituted against Landcadia II and GNOG following the announcement of the Purchase Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Landcadia II, certain regulatory approvals or satisfy other conditions to closing in the Purchase Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on GNOG's business and/or the ability of the parties to complete the proposed transaction; (6) the inability to obtain or maintain the listing of Landcadia II's shares of common stock on Nasdaq following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of GNOG to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that GNOG or Landcadia II may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under "Risk Factors" therein, and in Landcadia II's other filings with the SEC.  The foregoing list of factors is not exclusive.   Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  Neither GNOG nor Landcadia II undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

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No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction.  This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

MEDIA CONTACTS:

Katelyn Roche Gosslee, Katelyn@dpwpr.com

Mary Ann Cuellar, MaryAnn@dpwpr.com

Dancie Perugini Ware Public Relations 713-224-9115

Rick Liem rliem@ldry.com 713- 386-7000

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